November 2014 Corporate Presentation

Forward Looking Statements 2 This presentation contains certain statements that are, or may be deemed to be, “forward-looking statements” within the meaning of Section 27A of the Securities Act of 1933, as amended, and Section 21E of the Securities Exchange Act of 1934, as amended. All statements, other than statements of historical facts, included herein are “forward-looking statements.” Included among “forward-looking statements” are, among other things:  statements regarding the ability of Cheniere Energy Partners, L.P. to pay distributions to its unitholders or Cheniere Energy Partners LP Holdings, LLC to pay dividends to its shareholders;  statements regarding Cheniere Energy Inc.’s, Cheniere Energy Partners LP Holdings, LLC’s or Cheniere Energy Partners, L.P.’s expected receipt of cash distributions from their respective subsidiaries;  statements that Cheniere Energy Partners, L.P. expects to commence or complete construction of its proposed liquefied natural gas (“LNG”) terminals, liquefaction facilities, pipeline facilities or other projects, or any expansions thereof, by certain dates or at all;  statements that Cheniere Energy, Inc. expects to commence or complete construction of its proposed LNG terminals, liquefaction facilities, pipeline facilities or other projects by certain dates or at all;  statements regarding future levels of domestic and international natural gas production, supply or consumption or future levels of LNG imports into or exports from North America and other countries worldwide, or purchases of natural gas, regardless of the source of such information, or the transportation or other infrastructure, or demand for and prices related to natural gas, LNG or other hydrocarbon products;  statements regarding any financing transactions or arrangements, or ability to enter into such transactions;  statements relating to the construction of our proposed liquefaction facilities and natural gas liquefaction trains (“Trains”), or modifications to the Creole Trail Pipeline, including statements concerning the engagement of any engineering, procurement and construction ("EPC") contractor or other contractor and the anticipated terms and provisions of any agreement with any EPC or other contractor, and anticipated costs related thereto;  statements regarding any agreement to be entered into or performed substantially in the future, including any revenues anticipated to be received and the anticipated timing thereof, and statements regarding the amounts of total LNG regasification, liquefaction or storage capacities that are, or may become, subject to contracts;  statements regarding counterparties to our commercial contracts, construction contracts and other contracts;  statements regarding our planned construction of additional Trains, including the financing of such Trains;  statements that our Trains, when completed, will have certain characteristics, including amounts of liquefaction capacities;  statements regarding our business strategy, our strengths, our business and operation plans or any other plans, forecasts, projections or objectives, including anticipated revenues and capital expenditures and EBITDA, any or all of which are subject to change;  statements regarding projections of revenues, expenses, earnings or losses, working capital or other financial items;  statements regarding legislative, governmental, regulatory, administrative or other public body actions, approvals, requirements, permits, applications, filings, investigations, proceedings or decisions;  statements regarding our anticipated LNG and natural gas marketing activities; and  any other statements that relate to non-historical or future information. These forward-looking statements are often identified by the use of terms and phrases such as “achieve,” “anticipate,” “believe,” “contemplate,” “develop,” “estimate,” “example,” “expect,” “forecast,” “opportunities,” “plan,” “potential,” “project,” “propose,” “subject to,” “strategy,” and similar terms and phrases, or by use of future tense. Although we believe that the expectations reflected in these forward-looking statements are reasonable, they do involve assumptions, risks and uncertainties, and these expectations may prove to be incorrect. You should not place undue reliance on these forward-looking statements, which speak only as of the date of this presentation. Our actual results could differ materially from those anticipated in these forward-looking statements as a result of a variety of factors, including those discussed in “Risk Factors” in the Cheniere Energy, Inc., Cheniere Energy Partners, L.P. and Cheniere Energy Partners LP Holdings, LLC Annual Reports on Form 10-K filed with the SEC on February 21, 2014, and Quarterly Reports on Form 10-Q filed with the SEC on October 30, 2014, which are incorporated by reference into this presentation. All forward-looking statements attributable to us or persons acting on our behalf are expressly qualified in their entirety by these ”Risk Factors.” These forward-looking statements are made as of the date of this presentation, and other than as required under the securities laws, we undertake no obligation to publicly update or revise any forward-looking statements.

Summary Organizational Structure


Cheniere Energy, Inc.
(NYSE MKT: LNG)
84.5% Interest
100% Interest
100% Interest
100% Interest
Public
15.5%
Cheniere Energy Partners
LP Holdings, LLC
(NYSE MKT: CQH)
Cheniere Energy
Partners GP, LLC
Cheniere
Marketing, LLC
("CMI")
Corpus Christi
Liquefaction, LLC
("CCL")
55.9% Interest (1)
2.0% Interest & Incentive
Dist. Rights
▪ Int'l LNG marketing
▪ SPAs with SPL and CCL
▪ Three 5-year LNG vessel charters
▪ Liquefaction facilities
▪ 13.5 mtpa under development
Cheniere Energy
Partners, L.P.
(NYSE MKT: CQP)
▪ Blackstone (BX) 29.0% (1)
▪ Public 13.1% (1)
100% Interest
Sabine Pass LNG, L.P.
("SPLNG")
Sabine Pass
Liquefaction, LLC
("SPL")
Cheniere Creole Trail
Pipeline, L.P.
("CTPL")
▪ Regasification facilities
▪ 4.0 Bcf/d of capacity
▪ 17.0 Bcf of storage
▪ 2 berths
▪ Liquefaction facilities
▪ 18 mtpa under construction
▪ 9 mtpa under development
▪ 1.5 Bcf/d capacity for SPL
▪ Provides gas supply for SPL

(1) Current ownership interest. As Class B units accrete Blackstone will increase its ownership percentage, and the public and CQH will have reduced ownership percentages. See Slide 37.

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Projected Global LNG Demand Robust Growth 4 21 17 18 2015 2020 2025 2015 2020 2025 4 9 23 2015 2020 2025 2015 2020 2025 Americas Asia Middle East/N. Africa 198 268 323 24 64 90 Europe 0 100 200 300 400 500 mtpa Asia Pacific Europe Middle East North Africa North America South & East Africa South America Source: Wood Mackenzie Q3 2014 LNG Tool (1) Assumes 85% utilization of nameplate capacity Demand forecasted to increase by 215 mtpa to 2025, a 6% CAGR Average of 23 mtpa of new liquefaction capacity needed each year(1)

Projected Global LNG Supply U.S., Australia, Qatar Top 3 Global LNG Suppliers 2013 Global LNG Capacity: ~38 Bcf/d Australia – 3.4 Brunei – 1.0 Indonesia – 4.2 Malaysia – 3.4 Algeria – 2.7 Norway – 0.5 Qatar – 10.1 Russia – 1.4 Egypt – 1 Yemen – 0.9 Nigeria – 2.9 Trinidad & Tobago – 2.0 Equatorial Guinea – 0.5 Oman – 1.4 UAE – 0.7 USA – 0.2 Peru – 0.6 5 Angola – 0.4 102 mtpa United States 77 mtpa 77 mtpa Qatar Source: Wood Mackenzie, Cheniere Research 2014 2025 2014 2025 2014 2025 MEG MEG Rest of World Includes Existing and Under Construction Projects 2014: 181mtpa 2025: 187 mtpa AB 2014 2025 AB AP AP 1.4 mtpa 26 mtpa 84 mtpa Australia

($/MMBtu) Americas Europe Asia LNG Cost (1) $ 4.60 $ 4.60 $ 4.60 Liquefaction Fee 3.50 3.50 3.50 Shipping 0.50 1.00 3.00 Delivered Cost from SPL $ 8.60 $ 9.10 $ 11.10 Worldwide LNG Prices ~11% to 15% Crude @15% @12% @15% LNG Price (% Crude) 15.00 15.00 15.00 Net Difference $ 6.40 $ 2.90 $ 3.90 Cheniere’s LNG Export Projects Offering Attractive Options for Global LNG Buyers  Competitively priced LNG, index-based to Henry Hub  Cheniere’s proven contracting structure offers customers: • Contract destination flexibility • Ability to cancel cargo lifting with notice • FOB tailgate vs tolling: value-added natural gas procurement  Proven record of project execution, state of the art technology  First mover advantage 6 (1) LNG Cost is calculated as 115% of Henry Hub price. Example Prices Henry Hub: $4.00 / MMBtu Brent Crude: $100 / Barrel

Cheniere Investments

Investing $30B+ for 9 LNG trains, ~40.5 MTPA, ~5.5Bcf/d LNG exports


Creole Trail PL
LA
TX
Sabine Pass Liquefaction
Corpus Christi Liquefaction
Gulf of Mexico

Sabine Pass Liquefaction

- 6 Train Development – 27 MTPA ~3.8 Bcf/d in export capacity
- Trains 1-4 are under construction; First LNG in late 2015
- Trains 5-6 under development; FID expected 2015

Corpus Christi Liquefaction

- 3 Train Development – 13.5 MTPA ~1.7 Bcf/d in export capacity
- FID expected early 2015
- First LNG expected 2018

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Sabine Pass Liquefaction - Brownfield LNG Export Project

Utilizes Existing Assets, Trains 1-4 Fully Contracted, Under Construction


Existing operational facility
Permitted Trains 1 – 4
Trains 5 & 6
Artist's rendition

Design production capacity is expected to be ~4.5 mtpa per train, using ConocoPhillips' Optimized Cascade® Process

Current Facility

- ~1,000 acres in Cameron Parish, LA
- 40 ft. ship channel 3.7 miles from coast
- 2 berths; 4 dedicated tugs
- 5 LNG storage tanks (~17 Bcfe of storage)
- 5.3 Bcf/d of pipeline interconnection

Liquefaction Trains 1 – 4: Fully Contracted

- Lump Sum Turnkey EPC contracts w/ Bechtel
- T1 & T2 EPC contract price ~$4.0B
  - *~76% complete (as of 9/30/2014)*
  - Operations estimated late 2015/2016
- T3 & T4 EPC contract price ~$3.8B
  - *~43% complete (as of 9/30/2014)*
  - Operations estimated 2016/2017

Liquefaction Trains 5&6: T5 Fully Contracted

- EPC contract under negotiation with Bechtel
- Permits expected 2014/2015

Significant infrastructure in place including storage, marine and pipeline interconnection facilities; pipeline quality natural gas to be sourced from U.S. pipeline network

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LNG Sale and Purchase Agreements (SPAs)
Sabine Pass Liquefaction

~20 mtpa "take-or-pay" style commercial agreements
~$2.9B annual fixed fee revenue for 20 years

	BG GROUP BG Gulf Coast LNG	gasNatural fenosa Gas Natural Fenosa	KOGAS Korea Gas Corporation	GAIL GAIL (India) Limited	TOTAL Total Gas & Power N.A. (6)	centrica Centrica plc (6)
Annual Contract Quantity (MMBtu)	286,500,000 (1)	182,500,000	182,500,000	182,500,000	104,750,000 (1)	91,250,000
Annual Fixed Fees (2)	~$723 MM (3)	~$454 MM	~$548 MM	~$548 MM	~$314 MM	~$274 MM
Fixed Fees $/MMBtu (2)	$2.25 - $3.00	$2.49	$3.00	$3.00	$3.00	$3.00
LNG Cost	115% of HH	115% of HH	115% of HH	115% of HH	115% of HH	115% of HH
Term of Contract (4)	20 years	20 years	20 years	20 years	20 years	20 years
Guarantor	BG Energy Holdings Ltd.	Gas Natural SDG S.A.	N/A	N/A	Total S.A.	N/A
Corporate / Guarantor Credit Rating (5)	A-/A2/A-	BBB/Baa2/BBB+	A+/Aa3/AA-	NR/Baa2/BBB-	AA-/Aa1/AA	A-/A3/A-
Fee During Force Majeure	Up to 24 months	Up to 24 months	N/A	N/A	N/A	N/A
Contract Start	Train 1 + additional volumes with Trains 2,3,4	Train 2	Train 3	Train 4	Train 5	Train 5

(1) BG has agreed to purchase 182,500,000 MMBtu, 36,500,000 MMBtu, 34,000,000 MMBtu and 33,500,000 MMBtu of LNG volumes annually upon the commencement of operations of Trains 1, 2, 3 and 4, respectively. Total has agreed to purchase 91,250,000 MMBtu of LNG volumes annually plus 13,400,000 MMBtu of seasonal LNG volumes upon the commencement of Train 5 operations.
(2) A portion of the fee is subject to inflation, approximately 15% for BG Group, 13.6% for Gas Natural Fenosa, 15% for KOGAS and GAIL (India) Ltd and 11.5% for Total and Centrica.
(3) Following commercial in service date of Train 4. BG will provide annual fixed fees of approximately $520 million during Trains 1-2 operations and an additional $203 million once Trains 3-4 are operational.
(4) SPAs have a 20 year term with the right to extend up to an additional 10 years. Gas Natural Fenosa has an extension right up to an additional 12 years in certain circumstances.
(5) Ratings are provided by S&P/Moody's/Fitch and subject to change, suspension or withdrawal at anytime and are not a recommendation to buy, hold or sell any security.
(6) Conditions precedent must be satisfied by June 30, 2015 or either party can terminate. CPs include financing, regulatory approvals and positive final investment decision.

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SPL Construction Completion Schedules Trains 1-4  Current plan estimates Train 1 operational in 40 months from NTP • Bechtel schedule bonus provides incentive for early delivery • Bechtel’s record delivery was Egyptian LNG train 1, delivered in 36 months from NTP  Trains expected to come on-line on a 6-9 month staggered basis 10 2012 2013 2014 2015 2016 2017 2018 1 2 3 4 5 6 7 8 9 10 11 12 13 14 15 16 17 18 19 20 21 22 23 24 25 26 27 28 29 30 31 32 33 34 35 36 37 38 39 40 41 42 43 44 45 46 47 48 49 50 51 52 53 54 55 56 57 58 59 60 61 62 63 64 65 66 67 68 69 70 71 72 Guaranteed Current Level 3 Schedule Guaranteed Current Level 3 Schedule Early Engineering Guaranteed Current Level 3 Schedule Guaranteed Current Level 3 Schedule BG DFCD GN DFCD KOGAS DFCD GAIL DFCD Record First LNG – Egyptian LNG T1 First LNG Train 1 Train 2 Train 3 Train 4 Feb 2016 April 2017 Jun 2017 Mar 2018 June 2016 Sept 2017 Assumes start date occurs 6 months after previous train Note: See “Forward Looking Statements” slide.

Sabine Pass Liquefaction – Trains 1 - 4 Construction October 2014 11 Train 1 Train 2 Train 3 Train 4 Air Coolers Compressor Area Propane Condenser Area Ethylene Cold Box Methane Cold Box

SPL Construction – October 2014 12

SPL Construction – October 2014 13

Source: Lippman Consulting, Baker Hughes and Bentek, as of January 2014 Sabine Pass Terminal – Accessible Pipeline Network Procurement of Gas Supply Transco Tetco ANR Trunkline NGPL Tennessee Gas Columbia Gulf Rockies Express Texas Gas Permian Basin Barnett Granite Wash Eagle Ford Haynesville Woodford Fayetteville Marcellus / Utica Shale Plays Basins Sabine Pass  SPL contracting direct pipeline transport capacity • Creole Trail P/L: 1.5 Bcf/d  • Natural Gas P/L: 0.5 Bcf/d  • Transco P/L: 1.2 Bcf/d  • Kinder Morgan LA P/L: expect over 1 Bcf/d  SPL contracting pipeline capacity upstream of the facility  Contracting with producers and marketers for natural gas

Corpus Christi Liquefaction Project


Houston
New Orleans
Corpus Christi
Gulf of Mexico
Artist's rendition

Design production capacity is expected to be ~4.5 mtpa per train, using ConocoPhillips' Optimized Cascade® Process

Proposed 3 Train Facility

- >1,000 acres owned and/or controlled
- 2 berths, 3 LNG storage tanks (~10.1 Bcfe of storage)

Key Project Attributes

- 45 ft. ship channel 13.7 miles from coast
- Protected berth
- Premier Site Conditions
  - Established industrial zone
  - Elevated site protects from storm surge
  - Soils do not require piles
  - Local labor, infrastructure & utilities
  - 23-mile 48" pipeline will connect to several interstate and intrastate pipelines

Trains 1&2: Fully Contracted

- SPAs signed covering ~7.7 mtpa at a fixed fee of $3.50/MMBtu; targeting ~10.5 mtpa in SPAs across all 3 Trains prior to FID
- Lump Sum Turnkey contracts signed with Bechtel
  - Stage 1: ~$7.1B includes 2 Trains, 2 tanks, 1 berth
  - Stage 2: ~$2.4B includes 1 Train, 1 tank, 1 berth
- Regulatory approvals expected 2014/2015
- Anticipate FID in early 2015, First LNG expected 2018

Advanced commercialization, FID expected early 2015

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Corpus Christi Liquefaction SPAs

SPA progress: ~7.65 mtpa "take-or-pay" style commercial agreements ~$1.4B annual fixed fee revenue for 20 years

	PERTAMINA PT Pertamina (Persero)	endesa Endesa S.A.	IBERDROLA Iberdrola S.A.	gasNatural fenosa Gas Natural Fenosa	woodside Woodside Energy Trading	eDF Électricité de France
Annual Contract Quantity (TBtu)	79.36	117.32	39.68	78.20	44.12	40.00
Annual Fixed Fees (1)	~$278 MM	~$411 MM	~$139 MM	~$274 MM	~$154 MM	~$140 MM
Fixed Fees $/MMBtu (1)	$3.50	$3.50	$3.50	$3.50	$3.50	$3.50
LNG Cost	115% of HH	115% of HH	115% of HH	115% of HH	115% of HH	115% of HH
Term of Contract (2)	20 years	20 years	20 years	20 years	20 years	20 years
Guarantor	N/A	N/A	N/A	Gas Natural SDG, S.A.	Woodside Petroleum LTD	N/A
Guarantor/Corporate Credit Rating (3)	BB+/Baa3/BBB-	BBB/Baa2/BBB+	BBB/Baa1/BBB+	BBB/Baa2/BBB+	BBB+/Baa1/BBB+	A+/Aa3/A+
Contract Start(4)(5)	Train 1 / Train2	Train 1	Train 1 / Train 2	Train 2	Train 2	Train 2 / Train 3

(1) 11.5% of the fee is subject to inflation for Pertamina and Woodside; 14% for all others
(2) SPA has a 20 year term with the right to extend up to an additional 10 years.
(3) Ratings are provided by S&P/Moody's/Fitch and subject to change, suspension or withdrawal at anytime and are not a recommendation to buy, hold or sell any security.
(4) Conditions precedent must be satisfied by December 31, 2014 (Pertamina – Train 1) or June 30, 2015 (all others) or either party can terminate. CPs include financing, regulatory approvals and positive final investment decision.
(5) If FID is reached on Sabine Pass T6 prior to Corpus Christi T1, upon approval of the required parties at CQP, Pertamina contract will terminate and Pertamina and Sabine Pass Liquefaction will enter into an SPA with substantially similar terms.

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Shale Plays Basins Source: Lippman Consulting, Baker Hughes and Bentek, as of January 2014 NGPL Tennessee Gas HPL KM Tejas Oasis Enterprise Permian Basin Barnett Granite Wash Eagle Ford Haynesville Marcellus / Utica Corpus Christi Woodford Corpus Christi Terminal – Accessible Pipeline Network Procurement of Gas Supply  CCL contracting long-term direct and upstream pipeline transport capacity  CCL purchasing natural gas from producers and marketers

Regulatory Approvals Needed for Corpus Christi and SPL Trains 5-6  Corpus Christi Trains 1-3 • FERC: EIS completed October 8, 2014, 90-day federal authorization decision deadline January 6, 2015, approval expected 2014/15 • DOE: Received FTA authorization • DOE: Non-FTA authorization is pending  SPL Trains 5-6 • FERC: Original Scheduling Notice received 5/2014, updated schedule for EA issuance pending, approval expected 2014/15 • DOE: Received FTA authorization • DOE: Non-FTA authorization is pending 18 Approvals expected 2014/15

Applications Filed with FERC for Liquefaction Projects

Continental U.S.

LNG Export Projects	Quantity Bcf/d	FERC Pre-filing Date	FERC Application Date	FERC Scheduling Notice Issued	EIS / EA	Scheduled Date for EIS or EA	FERC Approval	DOE Non FTA Final	Under Construction
Sabine Pass Liquefaction T1-4	2.8	7/26/10	1/31/11	12/16/11	EA		4/16/12	8/7/12	✓
Cameron LNG	1.7	4/30/12	12/10/12	11/21/13	EIS	4/30/14	6/19/14	9/10/14	✓
Freeport LNG	1.4 0.4	12/23/10	8/31/12	1/6/14	EIS	6/16/14	7/30/14		
Dominion Cove Point LNG	1.0	6/1/12	4/1/13	3/12/14	EA	5/15/14	9/29/14		
Corpus Christi Liquefaction	2.1	12/13/11	8/31/12	2/12/14	EIS	10/8/14			
Sabine Pass Liquefaction T5-6	1.38	2/27/13	9/30/13	11/03/14	EA	12/12/14			
Jordan Cove Energy	1.2/0.8	2/29/12	5/22/13	7/16/14	EIS	2/27/15			
Oregon LNG	1.25	7/3/12	6/7/13		EIS				
Excelerate	1.38	11/5/12	2/6/14		EIS				
Southern LNG	0.5	12/5/12	3/10/14		EA				
Lake Charles LNG	2.0	3/30/12	3/25/14		EIS				
Magnolia	1.08	3/20/13	4/30/14		EIS				
Golden Pass	2.6	5/16/13	6/2014		EA				

- 4 projects have received FERC approval
- 2 projects have received final DOE approval for Non FTA

Source: Office of Fossil Energy, U.S. Department of Energy; U.S. Federal Energy Regulatory Commission; Company releases

Note: National Environmental Policy Act (NEPA) empowers FERC as the lead Federal agency to prepare an Environmental Impact Statement in cooperation with other state and federal agencies

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Cheniere Marketing  Scale up for > 5 mtpa including LNG purchases from Cheniere terminals and other places  Short, mid-term LNG sales on FOB or DES basis  SPAs with SPL and CCL for all LNG volumes not under long-term contract with other parties  Chartered 3 LNG vessels for deliveries in 2015 and 2016  Developing complementary, high-value markets through small-scale asset investments  Professional staff based in London, Houston, Santiago, and Singapore 20 Cheniere developing platform for LNG sales to international markets Singapore Houston, TX Santiago, Chile London, U.K. Chartered 3 LNG Vessels SPA with SPL SPA with CCL Deliveries in 2015 & 2016 First LNG Expected 2015 First LNG Expected 2018

Innovation and Technology Lead to Robust U.S. Energy Markets 3 4 5 6 7 8 9 10 2003 2004 2005 2006 2007 2008 2009 2010 2011 2012 2013 2014 2015 U.S. Crude Oil Production Million Bbl/d 21 1.4 1.9 2.4 2.9 3.4 2003 2004 2005 2006 2007 2008 2009 2010 2011 2012 2013 2014 2015 U.S. NGL Field Production Million Bbl/d Source: EIA  Gas production increased 25.4 Bcf/d to an all- time high of ~70 Bcf/d  NGL field production rebounded 97.2% from 2005 low and is at an all-time high of 3MMbpd  Crude output has jumped 66.4% from 2009 low and is nearing a 40-year high 40 45 50 55 60 65 70 75 2003 2004 2005 2006 2007 2008 2009 2010 2011 2012 2013 2014 2015 U.S. Dry Gas Production Bcf/d F o r e c a s t

Evaluating Future Investments Leverage Existing Platform  Horizontal/vertical integration with liquefaction platform  Hydrocarbon opportunities  Domestic export infrastructure  Domestic midstream opportunities  International projects 22

23 Financial

Estimated CEI EBITDA Build Up

SPL Trains 1-6 and CCL Trains 1-3



CEI EBITDA ($ in billions)
$5.0
$4.0
$3.0
$2.0
$1.0
$0.7
$1.0 - $1.2
$0.2
$0.3
$1.9 - $2.4
$0.3
$1.0
$2.6 - $3.2
$0.1
$0.1
$0.5
$3.3 - $4.3
$0.5
$0.7
SPL Sales (T1-4)
SPL CMI Sales
CCL Sales (T1-2)
SPL Sales (T5-6)
CCL Sales (T3)

Cumulative build up

Number of trains	4 trains	4 trains	6 trains	8 trains	9 trains
Nameplate capacity	18.0 MTPA	18.0 MTPA	27.0 MTPA	36.0 MTPA	40.5 MTPA
Long term SPA volumes	16.0 MTPA	16.0 MTPA	22.9 MTPA	29.9 MTPA(1)	30.7 MTPA(1)
Short / medium term LNG sales	0 MTPA	1.6 MTPA	3.3 MTPA	4.5 MTPA(1)	7.5 MTPA(1)
Assumed LNG gross margin	NA	$4.00 - $7.00/MMBtu			
CEI debt balance (unconsolidated)	No debt	No debt	~$2 billion	~$2 billion	~$4 billion

Note: Forecast reflects SPA signed as of July 30, 2014. EBITDA is a non-GAAP measure. EBITDA is computed as total revenues less non-cash deferred revenues, operating expenses, assumed commissioning costs and state and local taxes. It does not include depreciation expenses and certain non-operating items. Because we have not forecasted depreciation expense and non-operating items, we have not made any forecast of net income, which would be the most directly comparable financial measure under generally accepted accounting principles, or GAAP, and we are unable to reconcile differences between forecasts of EBITDA and net income. EBITDA has limitations as an analytical tool and should not be considered in isolation or in lieu of an analysis of our results as reported under GAAP, and should be evaluated only on a supplementary basis.
The above represents a single financing scenario. Estimates represent a summary of internal forecasts, are pre-tax, are based on current assumptions and are subject to change. Actual performance may differ materially from, and there is no plan to update, the forecast. See "Forward Looking Statements" slide.

(1) Assumes 4.0 MTPA sold at $3.50/MMBtu on Train 6 with 3.25 MTPA sold long term and the balance sold under short / medium term contracts.

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$0.3 $1.2 $2.6 $2.9 $3.2 $4.4 – $0.5 $1.0 $1.5 $2.0 $2.5 $3.0 $3.5 $4.0 $4.5 2015E 2016E 2017E 2018E 2019E 2020E ($ in bil lio ns ) SPLNG SPL T1-4 SPL T5 SPL T6 SPL commodity pmts CMI share – 347 823 939 1,046 1,378 (100) 100 300 500 700 900 1,100 1,300 1,500 2015E 2016E 2017E 2018E 2019E 2020E (TB tu pe r y ea r) SPL T1-4 SPL T5 SPL 6 CMI CQP Outlook – Visible Future Growth SPL Trains 1-6 25 Note: Estimates represent a summary of internal forecasts, are based on current assumptions and are subject to change. Actual performance may differ materially from, and there is no plan to update, the forecast. See “Forward Looking Statements” slide. Distributable cash flow is a non-GAAP measure. We have not made any forecast of net income, which would be the most directly comparable financial measure under GAAP, and we are unable to reconcile differences between forecasts of distributable cash flow and net income. Distributable cash flow has limitations as an analytical tool and should not be considered in isolation or in lieu of an analysis of our results as reported under GAAP, and should be evaluated only on a supplementary basis. Estimated LNG export volumes Estimated CQP revenues Estimated CQP distributable cash flow per unit $1.70 $3.00 - $3.10 $3.80 - $3.90 – $0.50 $1.00 $1.50 $2.00 $2.50 $3.00 $3.50 $4.00 $4.50 Current SPL Trains 1-4 SPL Trains 1-6 Di str ibu ta ble cas h f low pe r u nit ($ pe r u nit ) Equates to 5-year CAGR of ~15%

CQP Forecasted Distributable Cash Flows

CQP estimated distributable cash flows		
($ in millions)	Trains 1-4	Trains 1-6
SPLNG distributable cash flow	$370	$380
SPL distributable cash flow	1,400	2,260
CTPL distributable cash flow	30	30
CQP expenses	(15)	(15)
Estimated total distributable cash flow	**$1,785**	**$2,655**
Estimated distributable cash flow to		
General Partner	$350	$750
CQH(1)	700	870
Public and BX units	735	1,035
Estimated range of DCF per unit(2)	**$3.00 - $3.10**	**$3.80 - $3.90**

Note: Assumes conversion of all subordinated units and early conversion of Class B units at Trains 2 COD to common units and assumes ~269 million of public and Blackstone common units, ~227 million common units held by CQH and 2% General Partner interest and IDRs held by Cheniere.
Distributable cash flow is a non-GAAP measure. We have not made any forecast of net income, which would be the most directly comparable financial measure under GAAP, and we are unable to reconcile differences between forecasts of distributable cash flow and net income. Distributable cash flow has limitations as an analytical tool and should not be considered in isolation or in lieu of an analysis of our results as reported under GAAP, and should be evaluated only on a supplementary basis.
Estimates represent a summary of internal forecasts, are based on current assumptions and are subject to change. Actual performance may differ materially from, and there is no plan to update, the forecast. See "Forward Looking Statements" slide.

(1) Depending on the number of liquefaction trains at SPL, CQH is expected to become a corporate tax payer after its NOLs are fully exhausted, which is anticipated in either 2019 or 2020, with a ~20-25% effective tax rate on pre-tax cash flow.

(2) Assumes CMI sells 2.2 MTPA (SPL Trains 1-4: 80% of 2 MTPA, plus SPL Train 5: 80% of 0.75 MTPA) on SPL Trains 1-5 at $4.00 - $7.00/MMBtu margin, net of expenses including shipping. Assumes 4.0 MTPA sold at $3.50/MMBtu on Train 6.

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Financial Strength 27  Since 2010, Cheniere has executed $17B+ in corporate and project level financings • ~$5.0B in equity capital • ~$12.5B in debt capital  Debt financings/refinancings related to SPL • July 2012: $3.6B Term Loan • Feb 2013: $1.5B senior secured notes • Apr 2013: $1.5B senior secured notes Demonstrated ability to raise capital, multiple options available As of September 30, 2014 CQP Other Cheniere Energy, Inc. Consolidated CEI Unrestricted cash and equivalents $0 $792 $792 Restricted cash and securities 1,526 275 1,801 Long-term debt, net $8,990 $ 0 $8,990 • May 2013: Upsized Term Loan to $5.9B • Nov 2013: $1.0B senior secured notes • May 2014: $2.5B senior secured notes

Cheniere's Debt Summary

As of October 2014


($ in millions)
No Debt
Cheniere Energy, Inc.
(NYSE MKT: LNG)
No Debt
Cheniere Energy Partners LP Holdings, LLC
(NYSE MKT: CQH)
Corpus Christi Liquefaction, LLC
CQP GP
(& IDRs)
Cheniere Marketing, LLC
Cheniere Energy Partners, L.P.
(NYSE MKT: CQP)
Sabine Pass LNG, L.P.
(SPLNG)
Creole Trail Pipeline
(CTPL)
Sabine Pass Liquefaction, LLC
(SPL)
Sr Secured Notes
▪ $1,666 due 2016 (7.50%)
▪ $420 due 2020 (6.50%)
$400 Term Loan due 2017 (L+325)
Trains 1-4 Debt
▪ $2,703 Credit Facilities due 2020 (1)
▪ $2,000 Notes due 2021 (5.625%)
▪ $1,000 Notes due 2022 (6.250%)
▪ $1,500 Notes due 2023 (5.625%)
▪ $2,000 Notes due 2024 (5.750%)
Total TUA
(1 Bcf/d)
Chevron TUA
(1 Bcf/d)
SPL TUA
(2 Bcf/d)
SPL Firm Transport
(1.5 Bcf/d)
BG SPA
(286.5 million MMBtu / yr)
GAIL SPA
(182.5 million MMBtu / yr)
Gas Natural SPA
(182.5 million MMBtu / yr)
Total SPA
(104.8 million MMBtu / yr)
KOGAS SPA
(182.5 million MMBtu / yr)
Centrica SPA
(91.3 million MMBtu / yr)
CMI SPA

(1) Includes $2,016 million term loan facility, $495 million Republic of Korea ("ROK") covered facility and $192 million ROK direct facility. Interest on the term loan facility is L+300 during construction and steps up to L+325 during operation. Under the ROK credit facilities, interest includes L+300 on the direct portion and L+230 on the covered portion during construction and operation. In addition, SPL will pay 100 bps for insurance/guarantee premiums on any drawn amounts under the covered tranches. These Credit Facilities mature on the earlier of May 28, 2020 or the second anniversary of Train 4 completion date.

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CHENIERE

29 Appendix

Operating Assets 30 Sabine Pass LNG Terminal (SPLNG) Creole Trail Pipeline

Contracted Capacity at SPLNG

Third Party Terminal Use Agreements (TUAs)

Long-term, 20 year "take-or-pay" style commercial contracts

~$253MM annual fixed fee revenue

	TOTAL Total Gas & Power N.A.	Chevron Chevron U.S.A. Inc.
Capacity	1.0 Bcf/d	1.0 Bcf/d
Fees (1)		
Reservation Fee (2)	$0.28/MMBTU	$0.28/MMBTU
Opex Fee (3)	$0.04/MMBTU	$0.04/MMBTU
Full-Year Payments	$124 million	$129 million
Term	20 years	20 years
Guarantor	Total S.A.	Chevron Corp.
Guarantor Credit Rating **	Aa1/AA	Aa1/AA
Payment Start Date	April 1, 2009	July 1, 2009

(1) Fees do not vary with the actual quantity of LNG processed; tax reimbursement not included in the fees.
(2) No inflation adjustments.
(3) Subject to annual inflation adjustment.

Note: Termination Conditions – (a) force majeure of 18 months or (b) unable to satisfy customer delivery requirements of ~192MMbtu in a 12-month period, 15 cargoes over 90 days or 50 cargoes in a 12-month period. In the case of force majeure, the customers are required to pay their capacity reservation fees for the initial 18 months.

**Ratings may be changed, suspended or withdrawn at anytime and are not a recommendation to buy, hold or sell any security.

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CHENIERE

Creole Trail Pipeline

- In May 2013, Cheniere Partners acquired CTPL from Cheniere Energy, Inc. for $480MM, and following the sale CTPL secured a $400 million senior secured term loan facility
- CTPL is fully contracted with expected annual revenue of ~$80MM expected to commence with Train 1 operations



Gulf Coast Markets
Northeast Markets
Southeast Markets
Midwest / Great Lakes Markets
Connects with Henry Hub
Future
Cheniere Creole Trail Pipeline
Gillis Station
(reverse flow)
TETCO
Trunkline
Transco
New compressor station
Mamou Station
- ANR
- PPEC
- Texas Gas
- Columbia Gulf
Johnson Bayou
(delivery only)
NGPL
Bridgeline
Transco
Tennessee
Florida Gas
CHENIERE
Sabine Pass LNG Terminal
Henry Hub
Gulf of Mexico

Modification to reverse flow

Potential expansion for Trains 5&6

Current Facility

- Receipt capacity from SPLNG: 2.0 Bcf/d
- Diameter: 42-inch; Length: 94 miles
- Delivery Points: NGPL, Transco, TGPL, FGT, Bridgeline, Tetco, Trunkline
- No compression

Pipeline Modifications

- Delivery capacity to SPLNG: 1.5 Bcf/d
- Receipt points: TETCO, Trunkline, Transco
- One new compressor station with four new units
- Two new meter stations
- Modify existing meter stations
- Est ~$100MM capital cost
- Design and procurement near completion (>95%)
- Modifications commenced 4Q2013
- Est in-service: 1Q2015

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CHENIERE

LSTK EPC Contracts with Bechtel
Minimize Construction Costs and Risks

Why Bechtel?

Proven construction contractor
- Founded in 1898 and headquartered in San Francisco
- Received 35+ industry awards since 2009
- Named the Top US Construction Contractor for the last 15 consecutive years by Engineering News Record

Industry leading experience and results
- Have participated in 23,000 projects in 140 nations and seven continents (average of 200 projects per year)
- Built ConocoPhillips Petroleum Kenai liquefaction plant in 1969

Leading LNG Construction Contractor
- Constructed one third of the world's liquefaction facilities (more than any other contractor)
- Designed and/or constructed LNG facilities using ConocoPhillips' Optimized Cascade® technology in Angola, Australia, Egypt, Equatorial Guinea and Trinidad
- 5 liquefaction projects in the last decade, 4 currently underway all using the ConocoPhillips' Optimized Cascade® Process

Bechtel was the EPC contractor for the regasification project at the Sabine Pass LNG terminal, which was constructed on time and on budget


Sabine Pass
LNG Terminal


Corpus
Christi LNG Terminal

Notable Other Non-LNG Projects


Hoover
Dam


Hong Kong
Int'l Airport


San Francisco
Rapid Transit

Key Competitive and Cost Advantages

- Existing SPLNG infrastructure provides significant cost advantages (jetty, pipeline, control room, ~17 Bcf storage tanks, etc.)
- Economies of scale from building multiple trains
- Easy access to the Gulf Coast labor pool where we have strong labor relations
- Established marine and road access provide easy delivery of materials
- Duplicating Sabine Pass Liquefaction Train Design at Corpus Christi

Source: Bechtel.

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CHENIERE

Timeline & Milestones

Milestone	Target Date: SPL T1-2	Target Date: SPL T3-4	Target Date: Corpus Christi	Target Date: SPL T5-6
▪ Initiate permitting process (FERC & DOE)	✓	✓	✓	✓
▪ Commercial agreements	✓	✓	T1-T2 ✓	T5 ✓ T6: 2014/15
▪ EPC contract	✓	✓	✓	2014/15
▪ Financing commitments	✓	✓	2014	2015
▪ Regulatory approvals	✓	✓	2014/15	2014/15
▪ Issue Notice to Proceed	✓	✓	2015	2015
▪ Commence operations (1)	2015/16	2016/17	2018/19	2018/19

(1) Each Train of the respective projects is expected to commence operations approximately six to nine months after the previous train.

Note: See "Forward Looking Statements" slide.

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CHENIERE

Cheniere Marketing SPA
Example Annual Profit from 2 mtpa

Volumes		
LNG Loaded Sabine Pass (Tbtu)		104
LNG Delivered DES (Tbtu)		98
Cash Flows		
Sales		
Total Revenue ($MM)	$	1,466
Expenses		
LNG purchase from Sabine		(598)
SPA Fee to SPL		(312)
Vessel Charter Costs		(92)
Port and Canal Costs		(25)
Incremental Vessel Charters		(37)
Financing Costs		(7)
Gross Profit to CMI ($MM)	**$**	**395**
Add-back distributions from GP / CQH ($MM) [(1)]	**$**	**218**
Total to CEI	**$**	**613**

(1) Estimate assumes CEI receives approximately ~70% of CQP distributions through direct ownership of the General Partner and indirect ownership through CQH, and that CQP distributions achieve the 50/50 split threshold.

Assumptions

- $5/MMBtu Henry Hub Price
- $15/MMBtu LNG sales price, delivered at terminal
- 6% loss of gas on the vessel
- Cheniere vessels: $84,000 per day average charter rate
- Port / Canal costs: $900,000 per voyage
- 1 incremental vessel needed at $100,000 per day
- Financing costs: $250,000 per cargo for LCs at L+250

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CHENIERE

Conversion of Class B and Subordinated Units 36  Mandatory conversion: within 90 days of the substantial completion of Train 3  Optional conversion by a Class B unitholder may occur at any of the following times: • After 83 months from issuance of EPC notice to proceed • Prior to the record date for a quarter in which sufficient cash from operating surplus is generated to distribute $0.425 to all outstanding common units and the common units to be issued upon conversion • Thirty (30) days prior to the mandatory conversion date • Within a 30-day period prior to a significant event or a dissolution  Subordinated units will convert into common units on a one-for-one basis, provided that there are no cumulative common unit arrearages, and either of the below distribution hurdles is met: • For three consecutive, non-overlapping four-quarter periods, the distribution paid from “Adjusted Operating Surplus”(1) to all outstanding units(2) equals or exceeds $0.425 per quarter • For four consecutive quarters, the distribution paid from “Contracted Adjusted Operating Surplus”(1) to all outstanding units(2) equals or exceeds $0.638 per quarter Class B Units: Subordinated Units: (1) As defined in CQP’s partnership agreement. (2) Includes all outstanding common units (assuming conversion of all Class B units ), subordinated units and any other outstanding units that are senior or equal in right of distribution to the subordinated units.

Pro Forma CQP Ownership 37  Current common unit annualized distribution expected to be $1.70/unit (2)  Class B units accrete 3.5% quarterly until converted into common units (1) Unit amounts are current units outstanding, including Blackstone’s total investment of $1.5B but excluding accretion of Class B Units. (2) Currently, CQP is paying distributions on the common units and the applicable 2% distribution to the GP. (3) CQH is a subsidiary of Cheniere, of which Cheniere owns ~84.5%. Note: The above represents a summary of internal forecasts, are based on current assumptions and are subject to change. Actual performance may differ materially from, and there is no plan to update, the forecast. See “Forward Looking Statements” slide. (in millions) CEI CQH(3) Blackstone Public Total Common units (1) 12.0 45.1 57.1 Class B units (1) 45.3 100.0 145.3 Subordinated units (1) 135.4 135.4 General Partner @ 2% 6.9 6.9 6.9 192.7 100.0 45.1 344.7 Percent of total (as of 12/31/13) 2% 55.9% 29.0% 13.1% 100.0% Pro forma accretion YE2016 9.4 231.7 182.9 45.1 469.1 Percent of total (pro forma YE2016) 2% 49.4% 39.0% 9.6% 100.0%

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Randy Bhatia: Director, Finance and Investor Relations – (713) 375-5479, randy.bhatia@cheniere.com Christina Burke: Manager, Investor Relations – (713) 375-5104, christina.burke@cheniere.com Investor Relations Contacts